UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Executive Severance Plan

Effective December 5, 2022, following a review of our existing severance and change in control practices, and based on the recommendation of the Compensation Committee of the Board of Directors following its review of current market practices in consultation with its independent compensation consultant, the Board of Directors approved and adopted an Executive Severance Plan (“Plan”) applicable to all of our executive officers (collectively, “Executives”).

Executives covered by the Plan will generally be eligible to receive severance benefits in the event of a termination by us without Cause or by the Executive for Good Reason. Good Reason is a defined term under the Plan and generally includes a material reduction in the executive’s annual base salary; a relocation of the Executive’s principal workplace by more than 50 miles that increases the Executive’s one way commute based on his or her residence as of immediately prior to the time that the relocation is announced by at least 50 miles; or a material reduction in the Executive’s duties, authority or responsibilities. Cause is a defined term under the Plan and generally includes Executive’s breach in any material respect or failure to fulfill in any material respect the fiduciary duty owed to us; breach in any material respect the terms of Executive’s employment agreement with us, if any, or any other confidentiality or non-solicitation, non-competition agreement between us and Executive; pleads guilty to or is convicted of a felony; is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct; or violates any material rule, regulation or policy of ours that may be established and made known to our employees from time to time, including without limitation, our employee handbook. Change in Control is also a defined term under the Plan and generally includes the acquisition of stock representing more than 50% of our voting power; a merger, consolidation or similar transaction; or the sale or other disposition of all or substantially all of our assets.

Under the Plan, in the event of a termination by us without Cause or by the Executive for Good Reason three (3) or more months prior to a Change in Control or more than twelve (12) months following a Change in Control, the severance benefits for the Executive shall generally consist of continued payment of base salary following the date of such Executive’s termination of employment, plus reimbursement for the cost of continued group health insurance coverage, for the applicable severance period, which is twelve (12) months for C-level Executives and six (6) months for Executives who are vice presidents.

Under the Plan, in the event of a termination by the Company without Cause or by the Executive for Good Reason, in each case within three (3) months prior to a Change in Control or within twelve (12) months following a Change in Control, the severance benefits for the Executive shall consist of the following:

•         payment of a lump sum amount equal to the Executive’s base salary and target bonus, plus reimbursement for the cost of continued group health insurance coverage, for the number of months in the applicable severance period, which is twenty-four (24) months for C-level Executives and twelve (12) months for Executives who are vice presidents; and

•         immediate vesting in full of all of the Executive’s outstanding equity awards; provided, however, if vesting is otherwise based on satisfaction of performance objectives, such objectives shall be deemed satisfied at 100% of target for each performance period.

To the extent an Executive is currently a party to an existing agreement with us providing for severance benefits, such Executive has the ability, following the occurrence of an event entitling such Executive to receive severance benefits, to elect whether to receive the benefits under the existing agreement or the Plan.

Receipt of severance benefits under the Plan is conditioned upon the Executive’s execution of a separation agreement containing, among other provisions, a general release of all claims in favor of us.

Payments are designed to comply with Section 409A of the Internal Revenue Code (the “Code”). In addition, if any payment under the Plan would constitute an excess parachute payment within the meaning of Section 280G of the Code, the payments will be reduced to the minimum extent necessary so that no portion of any payment or benefit will constitute an excess parachute payment, provided however, that the reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision, or any other tax).

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We have the right, in our sole discretion, to amend the Plan or to terminate it prospectively, provided that the Plan may not be amended in any manner which is materially adverse to any Executive without that Executive’s written consent.

The foregoing summary is qualified in its entirety by reference to the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number	Description

10.1	Executive Severance Plan adopted December 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: December 9, 2022	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit

Number	Description

10.1	Executive Severance Plan adopted December 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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